EXHIBIT 9

                        ILLUSTRATIONS OF ACCOUNT VALUES,
                              SURRENDER VALUES AND
                                 DEATH BENEFITS

The following tables have been prepared to help show how values under Single Life and Survivorship Contracts change with investment experience. The tables illustrate how Account Values, Surrender Values, and Death Benefits under a Contract issued on an Insured of a given age would vary over time if the hypothetical gross investment rates of return on the Portfolios' assets were a uniform, gross, after tax, annual rate of 0%, 6%, and 12%. If the hypothetical gross investment rate of return averages 0%, 6%, or 12%, but fluctuates over or under those averages throughout the years, the Account Values, Surrender Values and Death Benefits may be different.

The amounts shown for the Account Value, Surrender Value and Death Benefit as of each Contract Anniversary reflect the fact that the net investment return on the assets held in the Sub-Accounts is lower than the gross after-tax return on the assets held in the Portfolios, as a result of expenses paid by the Portfolios and charges levied against the Sub-Accounts. The values shown reflect a daily charge to the Sub-Accounts of 1.65% of average daily net assets to compensate Liberty Life for its expenses incurred and for assuming mortality and expense risks under the Contracts. In addition, the net investment returns also reflect the deduction of the Portfolio investment advisory fees and other Portfolio expenses (x.xx%, the arithmetic average of the actual and estimated fees and expenses, including any caps or reimbursements). The tables also reflect applicable charges including an annual Contract Fee of $30.00 per year, and monthly charges for providing insurance protection. However, no Contract Fee is deducted in any year in which the Account Value exceeds $50,000. For each hypothetical gross investment rate of return, tables are provided reflecting current and guaranteed cost of insurance charges. The current cost of insurance charge for Single Life Contracts, Standard class (NT) is equal to the lesser of
(a) 0.45% annually of the Account Value for the first ten Contract Years and 0.65% annually of Account Value thereafter or (b) the guaranteed cost of insurance charge. The current cost of insurance charges for Survivorship Contracts, Standard class (NT) is equal to the lesser of (a) 0.xx% annually of the Account Value for the first ten Contract Years and 0.xx% annually of Account Value thereafter or (b) the guaranteed cost of insurance charge. After deduction of these amounts (other than the cost of insurance charges), hypothetical gross average investment rates of return of 0%, 6% and 12% correspond to approximate net annual investment rates of return of - x.xx%, x.xx% and x.xx%, respectively. Guaranteed cost of insurance rates vary by issue age (or attained age in the case of increases in Initial Death Benefit), sex, rating class and Contract Year and, therefore, cost of insurance charges are not reflected in the approximate net annual investment rate of return stated above.

The tables illustrate the Account Values, Surrender Values, and Death Benefits that would result based upon the hypothetical investment rates of return if no Payment other than the indicated initial Payment is paid, if the entire initial Payment is allocated to the Variable Account, and if no Contract loans are taken. The tables also assume that no partial withdrawals or transfers have been made.

Values are shown for Contracts which are issued to standard class Insureds. Values for Contracts issued on a basis involving a higher mortality risk would result in lower Account Values, Surrender Values and Death Benefits than those illustrated. Females generally have a more favorable guaranteed rate structure than males.

Where the Surrender Value shown in an illustration is zero, the Death Benefit shown is the Minimum Guaranteed Death Benefit. If a Contract Loan is outstanding in this situation, the Contract may lapse in accordance with the Grace Period provisions.

The tables reflect the fact that no charges for Federal, state or other income taxes are currently made against the Variable Account. If such a charge is made in the future, it will take a higher gross rate of return than illustrated to produce the net after-tax returns shown in the tables.

Upon request, Liberty Life will furnish a comparable illustration based on the proposed Insured's age, sex, underwriting classification, proposed initial Payment, and any available riders requested.

                                   SINGLE LIFE
            MODIFIED SINGLE PAYMENT VARIABLE LIFE INSURANCE CONTRACT
                     MALE STANDARD NON-TOBACCO ISSUE AGE 65
                             $30,000 INITIAL PAYMENT
                          $60,252 INITIAL DEATH BENEFIT

                      VALUES--GUARANTEED COST OF INSURANCE

             Single            0% Hypothetical                     6% Hypothetical                   12% Hypothetical
             Payment       Gross Investment Return             Gross Investment Return            Gross Investment Return
              Plus     ------------------------------        ----------------------------      -----------------------------
Contract    Interest   Account   Surrender      Death        Account    Surrender   Death      Account   Surrender    Death
  Year       at 5%      Value      Value       Benefit        Value       Value    Benefit      Value      Value     Benefit
--------    --------   -------   ---------      -----        -------    ---------   -----      -------   ---------    -----
 1
 2               [to be provided by pre-effective amendment]
 3
 4
 5
 6
 7
 8
 9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
30
35


ASSUMPTIONS:

(1)  ASSUMES NO CONTRACT LOANS HAVE BEEN MADE.

(2)  VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.

(4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS BASED ON ACCOUNT VALUE ACCUMULATION TEST.

(5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT. IF A CONTRACT LOAN WERE OUTSTANDING WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISIONS.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY LIBERTY LIFE ASSURANCE COMPANY OF BOSTON THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   SINGLE LIFE
            MODIFIED SINGLE PAYMENT VARIABLE LIFE INSURANCE CONTRACT
                     MALE STANDARD NON-TOBACCO ISSUE AGE 65
                             $30,000 INITIAL PAYMENT
                          $60,252 INITIAL DEATH BENEFIT

                        VALUES--CURRENT COST OF INSURANCE


             Single            0% Hypothetical                     6% Hypothetical                   12% Hypothetical
             Payment       Gross Investment Return             Gross Investment Return            Gross Investment Return
              Plus     ------------------------------        ----------------------------      -----------------------------
Contract    Interest   Account   Surrender      Death        Account    Surrender   Death      Account   Surrender    Death
  Year       at 5%      Value      Value       Benefit        Value       Value    Benefit      Value      Value     Benefit
--------    --------   -------   ---------      -----        -------    ---------   -----      -------   ---------    -----
    1
    2              [to be provided by pre-effective amendment]
    3
    4
    5
    6
    7
    8
    9
   10
   11
   12
   13
   14
   15
   16
   17
   18
   19
   20
   21
   22
   23
   24
   25
   30
   35

ASSUMPTIONS:

(1)  ASSUMES NO CONTRACT LOANS HAVE BEEN MADE.

(2)  VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.

(4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS BASED ON ACCOUNT VALUE ACCUMULATION TEST.

(5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT. IF A CONTRACT LOAN WERE OUTSTANDING WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISIONS.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY LIBERTY LIFE ASSURANCE COMPANY OF BOSTON THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   SINGLE LIFE
            MODIFIED SINGLE PAYMENT VARIABLE LIFE INSURANCE CONTRACT
                    FEMALE STANDARD NON-TOBACCO ISSUE AGE 65
                             $30,000 INITIAL PAYMENT
                          $69,093 INITIAL DEATH BENEFIT

                      VALUES--GUARANTEED COST OF INSURANCE


             Single            0% Hypothetical                     6% Hypothetical                   12% Hypothetical
             Payment       Gross Investment Return             Gross Investment Return            Gross Investment Return
              Plus     ------------------------------        ----------------------------      -----------------------------
Contract    Interest   Account   Surrender      Death        Account    Surrender   Death      Account   Surrender    Death
  Year       at 5%      Value      Value       Benefit        Value       Value    Benefit      Value      Value     Benefit
--------    --------   -------   ---------      -----        -------    ---------   -----      -------   ---------    -----
    1
    2        [to be provided by pre-effective amendment]
    3
    4
    5
    6
    7
    8
    9
   10
   11
   12
   13
   14
   15
   16
   17
   18
   19
   20
   21
   22
   23
   24
   25
   30
   35


ASSUMPTIONS:

(1)  ASSUMES NO CONTRACT LOANS HAVE BEEN MADE.

(2)  VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.

(4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS BASED ON ACCOUNT VALUE ACCUMULATION TEST.

(5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT. IF A CONTRACT LOAN WERE OUTSTANDING WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISIONS.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY LIBERTY LIFE ASSURANCE COMPANY OF BOSTON THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   SINGLE LIFE
            MODIFIED SINGLE PAYMENT VARIABLE LIFE INSURANCE CONTRACT
                    FEMALE STANDARD NON-TOBACCO ISSUE AGE 65
                             $30,000 INITIAL PAYMENT
                          $69,093 INITIAL DEATH BENEFIT

                        VALUES--CURRENT COST OF INSURANCE

             Single            0% Hypothetical                     6% Hypothetical                   12% Hypothetical
             Payment       Gross Investment Return             Gross Investment Return            Gross Investment Return
              Plus     ------------------------------        ----------------------------      -----------------------------
Contract    Interest   Account   Surrender      Death        Account    Surrender   Death      Account   Surrender    Death
  Year       at 5%      Value      Value       Benefit        Value       Value    Benefit      Value      Value     Benefit
--------    --------   -------   ---------      -----        -------    ---------   -----      -------   ---------    -----
    1
    2        [to be provided by pre-effective amendment]
    3
    4
    5
    6
    7
    8
    9
   10
   11
   12
   13
   14
   15
   16
   17
   18
   19
   20
   21
   22
   23
   24
   25
   30
   35

ASSUMPTIONS:

(1)  ASSUMES NO CONTRACT LOANS HAVE BEEN MADE.

(2)  VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.

(4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS BASED ON ACCOUNT VALUE ACCUMULATION TEST.

(5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT. IF A CONTRACT LOAN WERE OUTSTANDING WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISIONS.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY LIBERTY LIFE ASSURANCE COMPANY OF BOSTON THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  SURVIVORSHIP
            MODIFIED SINGLE PAYMENT VARIABLE LIFE INSURANCE CONTRACT
                     MALE STANDARD NON-TOBACCO ISSUE AGE 65
                    FEMALE STANDARD NON-TOBACCO ISSUE AGE 65
                             $30,000 INITIAL PAYMENT
                          $84,579 INITIAL DEATH BENEFIT

                      VALUES--GUARANTEED COST OF INSURANCE

             Single            0% Hypothetical                     6% Hypothetical                   12% Hypothetical
             Payment       Gross Investment Return             Gross Investment Return            Gross Investment Return
              Plus     ------------------------------        ----------------------------      -----------------------------
Contract    Interest   Account   Surrender      Death        Account    Surrender   Death      Account   Surrender    Death
  Year       at 5%      Value      Value       Benefit        Value       Value    Benefit      Value      Value     Benefit
--------    --------   -------   ---------      -----        -------    ---------   -----      -------   ---------    -----
    1
    2        [to be provided by pre-effective amendment]
    3
    4
    5
    6
    7
    8
    9
   10
   11
   12
   13
   14
   15
   16
   17
   18
   19
   20
   21
   22
   23
   24
   25
   30
   35

ASSUMPTIONS:

(1)  ASSUMES NO CONTRACT LOANS HAVE BEEN MADE.

(2)  VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.

(4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS BASED ON ACCOUNT VALUE ACCUMULATION TEST.

(5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT. IF A CONTRACT LOAN WERE OUTSTANDING WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISIONS.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY LIBERTY LIFE ASSURANCE COMPANY OF BOSTON THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  SURVIVORSHIP
            MODIFIED SINGLE PAYMENT VARIABLE LIFE INSURANCE CONTRACT
                     MALE STANDARD NON-TOBACCO ISSUE AGE 65
                    FEMALE STANDARD NON-TOBACCO ISSUE AGE 65
                             $30,000 INITIAL PAYMENT
                          $84,579 INITIAL DEATH BENEFIT

                        VALUES--CURRENT COST OF INSURANCE


             Single            0% Hypothetical                     6% Hypothetical                   12% Hypothetical
             Payment       Gross Investment Return             Gross Investment Return            Gross Investment Return
              Plus     ------------------------------        ----------------------------      -----------------------------
Contract    Interest   Account   Surrender      Death        Account    Surrender   Death      Account   Surrender    Death
  Year       at 5%      Value      Value       Benefit        Value       Value    Benefit      Value      Value     Benefit
--------    --------   -------   ---------      -----        -------    ---------   -----      -------   ---------    -----
    1
    2        [to be provided by pre-effective amendment]
    3
    4
    5
    6
    7
    8
    9
   10
   11
   12
   13
   14
   15
   16
   17
   18
   19
   20
   21
   22
   23
   24
   25
   30
   35

ASSUMPTIONS:

(1)  ASSUMES NO CONTRACT LOANS HAVE BEEN MADE.

(2)  VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.

(4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS BASED ON ACCOUNT VALUE ACCUMULATION TEST.

(5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT. IF A CONTRACT LOAN WERE OUTSTANDING WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISIONS.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY LIBERTY LIFE ASSURANCE COMPANY OF BOSTON THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.